UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: May 30, 2006
(Date of earliest event reported)

               Wells Fargo Mortgage Backed Securities 2006-7 Trust
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           (Exact name of issuing entity as specified in its charter)

                    Wells Fargo Asset Securities Corporation
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              (Exact name of depositor as specified in its charter)

                             Wells Fargo Bank, N.A.
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               (Exact name of sponsor as specified in its charter)

      New York                      333-129159-13             Applied For
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(State or other                 (Commission File No.        (IRS Employer
jurisdiction                     of issuing entity)        Identification No.
of incorporation                                           of issuing entity)
of issuing entity)

      7430 New Technology Way, Frederick, Maryland                21703
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Address of principal executive offices                            (Zip Code)

Depositor's telephone number, including area code            (301) 846-8881
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                   ___________________________________________
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            (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events

            Attached as Exhibit 4.1 is the pooling and servicing agreement, dated May 30, 2006 (the "Pooling and Servicing Agreement"), among Wells Fargo Asset Securities Corporation (the "Company"), as depositor, Wells Fargo Bank, N.A., as master servicer, and HSBC Bank USA, National Association, as trustee. The Pooling and Servicing Agreement governs the Wells Fargo Mortgage Backed Securities 2006-7 Trust Mortgage Pass-Through Certificates, Series 2006-7 (the "Certificates"), issued on May 30, 2006, including (i) the Class I-A-1, Class I-A-PO, Class I-A-R, Class II-A-1, Class III-A-1, Class A-PO, Class Cr-B-1, Class Cr-B-2 and Class Cr-B-3 Certificates (the "RBS Greenwich Capital Public Certificates") and the Class I-B-1, Class I-B-2 and Class I-B-3 Certificates (the "UBS Public Certificates," together with the RBS Greenwich Capital Public Certificates, the "Public Certificates") having an aggregate initial principal balance of $421,290,254.00 and (ii) the Class I-B-4, Class I-B-5 and Class I-B-6 Certificates (the "UBS Private Certificates") and the Class Cr-B-4, Class Cr-B-5 and Class Cr-B-6 Certificates (the "RBS Greenwich Capital Private Certificates" and together with the UBS Private Certificates, the "Private Certificates"), having an aggregate initial principal balance of $1,996,918.38.

            The RBS Greenwich Capital Public Certificates were sold to Greenwich Capital Markets, Inc. ("RBS Greenwich Capital") pursuant to an underwriting agreement, dated February 15, 2006 and terms agreement, dated April 28, 2006 (together, the "RBS Greenwich Capital Underwriting Agreement"), among the Company, Wells Fargo Bank, N.A. and RBS Greenwich Capital. A copy of the RBS Greenwich Capital Underwriting Agreement is attached as Exhibit 1.1.

            The UBS Public Certificates were sold to UBS Securities LLC ("UBS") pursuant to an underwriting agreement, dated February 15, 2006 and terms agreement, dated May 15, 2006 (together, the "UBS Underwriting Agreement"), among the Company, Wells Fargo Bank, N.A. and UBS. A copy of the UBS Underwriting Agreement is attached as Exhibit 1.2.

            The RBS Greenwich Capital Private Certificates were sold to RBS Greenwich Capital on May 30, 2006 in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof. The UBS Private Certificates were sold to UBS on May 30, 2006 in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof. The net proceeds of the sale of the Private Certificates were applied to the purchase of the mortgage loans from Wells Fargo Bank, N.A.

            The mortgage loans underlying the Certificates were purchased by the Company from Wells Fargo Bank, N.A. pursuant to a mortgage loan purchase agreement, dated May 30, 2006 (the "Mortgage Loan Purchase Agreement"), between the Company and Wells Fargo Bank, N.A. A copy of the Mortgage Loan Purchase Agreement is attached as Exhibit 10.2.

            The mortgage loans underlying the Certificates will be serviced by Wells Fargo Bank, N.A. pursuant to a servicing agreement, dated May 30, 2006 (the "Servicing Agreement"), between Wells Fargo Bank, N.A., as servicer, and Wells Fargo Bank, N.A., as master servicer. A copy of the Servicing Agreement is attached as Exhibit 10.1.

      ITEM 9.01   Financial Statements and Exhibits

      (c)  Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                            Description
-----------                            -----------

      (1.1) RBS Greenwich Capital Underwriting Agreement, dated February 15, 2006 and terms agreement, dated April 28, 2006, among the Company, Wells Fargo Bank, N.A. and RBS Greenwich Capital.

      (1.2) UBS Underwriting Agreement, dated February 15, 2006 and terms agreement, dated May 15, 2006, among the Company, Wells Fargo Bank, N.A. and UBS.

      (4.1) Pooling and Servicing Agreement, dated as of May 30, 2006, among the Company, Wells Fargo Bank, N.A. and HSBC Bank USA, National Association, as trustee.

      (10.1) Servicing Agreement dated May 30, 2006, between Wells Fargo Bank, N.A., as servicer and Wells Fargo Bank, N.A., as master servicer.

      (10.2) Mortgage Loan Purchase Agreement, dated May 30, 2006, between the Company and Wells Fargo Bank, N.A.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WELLS FARGO ASSET SECURITIES
                                       CORPORATION

May 30, 2006

                                       /s/ Bradley A. Davis
                                       ---------------------------------
                                       Bradley A. Davis
                                       Vice President

                                INDEX TO EXHIBITS

                                                                    Paper (P) or
Exhibit No.               Description                             Electronic (E)
-----------               -----------                             --------------

      (1.1)               RBS Greenwich Capital Underwriting
                          Agreement, dated February 15, 2006 and        E
                          terms agreement, dated April 28, 2006,
                          among the Company, Wells Fargo Bank,
                          N.A. and RBS Greenwich Capital.

      (1.2)               UBS Underwriting Agreement, dated
                          February 15, 2006 and terms agreement,        E
                          dated May 15, 2006, among the Company,
                          Wells Fargo Bank, N.A. and UBS.

      (4.1)               Pooling and Servicing Agreement, dated
                          as of May 30, 2006, among  the Company,       E
                          Wells Fargo Bank, N.A. and HSBC Bank
                          USA, National Association, as trustee.

      (10.1)              Servicing Agreement dated May 30,
                          2006, between Wells Fargo Bank, N.A.,         E
                          as servicer and Wells Fargo Bank,
                          N.A., as master servicer.

      (10.2)              Mortgage Loan Purchase Agreement,
                          dated May 30, 2006, between the               E
                          Company and Wells Fargo Bank, N.A.